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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 28, 2002
                Date of Report (Date of earliest event reported)


                               ARAMARK CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   005-62375                          23-3086414
   (State of Incorporation)    (Commission File Number)      (I.R.S. Employer identification No.)

                                  ARAMARK Tower
                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
               (Address of principal executive offices) (Zip Code)

                                  215-238-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         -------------

On May 28, 2002, ARAMARK Corporation, a Delaware corporation, issued a press release, which is attached as an Exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits
    --------

Exhibit Number     Description
--------------     -----------

99.1               Press Release dated May 28, 2002.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARAMARK CORPORATION



Dated:  May 28, 2002                 By: /s/ Barbara A. Austell
                                        ------------------------------------
                                            Name:  Barbara A. Austell
                                            Title: Senior Vice President
                                                    and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

 99.1                   Press Release dated May 28, 2002.